UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2026

GlobalTech Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-56482	82-3926338
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Barron Way Suite 13a, Reno, NV	89511
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 775-624-4817

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

The information included in Item 4.02 below is incorporated herein by reference to the extent required by Item 2.02.

Item 4.02 Non Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)

On September 29, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of GlobalTech Corporation (the “Company”), after discussion with the Company’s management and its independent registered public accounting firm, Zahid Jamil & Co (“Zahid”), concluded that the following previously issued financial statements contained material errors, should be restated and should no longer be relied upon: (i) the Company’s audited consolidated financial statements as of and for the year ended December 31, 2025, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2026; (ii) the Company’s unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2026, included in the Company’s Quarterly Report on Form 10-Q for that period, filed with the SEC on May 15, 2026; and (iii) the Company’s unaudited condensed consolidated financial statements as of and for the three and six months ended June 30, 2026, included in the Company’s Quarterly Report on Form 10-Q for that period, filed with the SEC on August 13, 2026 (collectively, the “Prior Financial Statements”).

The non-reliance determination resulted from an error in the Company’s accounting for the realizability of its deferred tax assets as of December 31, 2025, in accordance with Accounting Standards Codification (ASC) 740-10-30-23 through 45-6 and ASC 740-10-30-21 through 30-22 (the “Error”). The Error resulted in an additional valuation allowance of approximately $8.40 million being required as of December 31, 2025. The Company concluded that its previous accounting did not appropriately weigh the objectively verifiable negative evidence existing as of December 31, 2025, and placed undue reliance on subjective projections of future taxable income. The Company therefore determined that the previous accounting constituted an error requiring correction in accordance with ASC 250. The Company plans to make the required amendments to its Annual Report on Form 10-K for the year ended December 31, 2025, and the affected subsequent Quarterly Reports on Form 10-Q, and file amended reports reflecting the same.

Based on the Company’s review to date, the effect of the aforesaid allowance is currently expected to have the following impacts in the amended forms discussed above:

Form 10-K for the year ended December 31, 2025: The amended Annual Report on Form 10-K for the year ended December 31, 2025, will reflect the correction of the Error relating to an additional valuation allowance of approximately $8.40 million which will impact the related impact on deferred tax asset and liability, shareholders’ equity, statement of operations and other comprehensive income (“OCI”). The earnings per share basic and diluted will also be affected as a result of creation of allowance of deferred tax assets. The principal effects of the correction on the financial statements are expected to be as follows:

1)

In the December 31, 2025, Balance Sheet, the deferred tax asset will be reduced to zero after this adjustment. In addition, the deferred tax liability of $5.76 million previously offset against deferred tax assets will be presented as a non-current liability.

2)	Total assets will decrease from $103.15 million to $100.50 million, while total liabilities will increase from $63.31 million to $69.07 million.

3)

Total shareholders’ equity will decrease from $39.83 million to $31.43 million due to an increase in accumulated deficit, from $39.82 million to $44.46 million, and a decrease in non- controlling interest from $60.12 million to $56.35 million.

4)

In the Statement of operations for the year ended December 31, 2025, tax expense will increase from $0.29 million to $8.69 million, resulting in an increase in loss after taxation from $3.15 million to $11.55 million. Comprehensive loss will also increase from $2.11 million to $10.51 million.

5)	Basic and diluted loss per share attributable to the Company for the year ended December 31, 2025, will change from $(0.01) to $(0.04).

6)	The adjustment will increase the Company’s total valuation allowance as of December 31, 2025, to $11.77 million.

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Form 10-Q for the three months ended March 31, 2026: The comparative financial statements will be restated in the Form 10-Q to give effect to the correction of the Error recorded in the amended Form 10-K for the year ended December 31, 2025.

Form 10-Q for the six months ended June 30, 2026: The amended Form 10-Q will likewise restate the comparative financial information to give effect to the correction of the Error recorded in the amended Form 10-K for the year ended December 31, 2025.

Accordingly, investors should no longer rely upon the Prior Financial Statements or any previously issued or furnished earnings releases, investor presentations or other communications relating to the Company’s financial results for the affected periods, including any related statements regarding the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting.

The foregoing estimates are preliminary and subject to change as the Company completes its review and prepares the restated financial statements. Based on the Company’s review to date, the Error did not affect the Company’s cash position, cash flows, revenues or liquidity.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K with Zahid prior to filing this Current Report on Form 8-K.

In connection with the Error, management identified additional material weaknesses in the Company’s internal control over financial reporting as of December 31, 2025 and concluded that the Company’s disclosure controls and procedures were not effective as of that date. Management is continuing to evaluate the effect of the Error on the Company’s internal control over financial reporting and disclosure controls and procedures as of March 31, 2026 and June 30, 2026. The Company’s updated assessments, including a description of the material weaknesses and the Company’s remediation plan, will be included in the amended periodic reports described below. Management is developing and implementing a remediation plan to address the material weaknesses.

The Company is working to complete and file, as soon as practicable, an amended Annual Report on Form 10-K/A for the year ended December 31, 2025 and amended Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2026 and June 30, 2026. The amended periodic reports will include the restated financial statements and related notes and all other appropriate revisions resulting from the Error, including revisions to Management’s Discussion and Analysis of Financial Condition and Results of Operations and the Company’s disclosures regarding internal control over financial reporting and disclosure controls and procedures.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements other than statements of historical fact are forward-looking statements. Words such as “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “continue,” “will“ and “would,” and similar expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain these words.

The forward-looking statements in this Current Report include statements regarding the expected scope and financial effects of the Error; the Company’s ongoing review of the affected periods; the preparation, timing and filing of the amended periodic reports and restated financial statements; the Company’s evaluation of its internal control over financial reporting and disclosure controls and procedures; and the development and implementation of the Company’s remediation plan.

These forward-looking statements involve risks and uncertainties, and actual results may differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include the possibility that the Company may identify additional or different errors or adjustments as it completes its review; changes in the estimated effects of the Error; delays in completing or filing the amended periodic reports; the costs and demands on management associated with the restatement and remediation process; the Company’s ability to remediate the identified material weaknesses; potential adverse effects on the Company’s business, reputation, access to capital or stock price; and the other risks described under the caption “Risk Factors“ in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in the Company’s subsequent filings with the SEC.

Forward-looking statements speak only as of the date of this Current Report. Readers should not place undue reliance on them. Except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobalTech Corporation

/s/ Dana Green
Dana Green Chief Executive Officer
Date: October 2, 2026

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